UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2024

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CENTURY COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-36491	68-0521411
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8390 East Crescent Parkway, Suite 650 Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

(303) 770-8300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name of former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CCS	New York Stock Exchange

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933, as amended, or Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On July 24, 2024, Century Communities, Inc. (the “Company”) issued a press release announcing its results of operations and financial condition as of and for the three and six months ended June 30, 2024. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K (including Exhibit 99.1) is being “furnished” in accordance with General Instruction B.2 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be incorporated by reference into any registration statement or any other document filed pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

As discussed therein, the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements relate to the Company’s current expectations and are subject to the limitations and qualifications set forth in the press release as well as in the Company’s other documents filed with the U.S. Securities and Exchange Commission, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 22, 2024, the Board of Directors of the Company approved the appointment of J. Scott Dixon as non-interim Chief Financial Officer, effective immediately.

In connection therewith, the Compensation Committee of the Board of Directors (the “Compensation Committee”) approved an increase in Mr. Dixon’s annual base salary from $475,000 to $650,000, effective immediately, a $500,000 cash bonus to be paid in February 2025 to compensate him for his prior role of Interim Chief Financial Officer, and an additional $750,000 promotional cash bonus to be paid in February 2025. In addition, the Compensation Committee granted Mr. Dixon, effective as of August 1, 2024, under the stockholder-approved Century Communities, Inc. 2022 Omnibus Incentive Plan a restricted stock unit (“RSU”) award covering $500,000 in shares of the Company’s common stock and intends to grant Mr. Dixon in February 2025 an additional RSU award covering an additional $500,000 in shares of the Company’s common stock. These RSU awards will vest in three equal annual installments from the date of grant, in each case conditioned upon Mr. Dixon remaining continuously employed by or providing services to the Company or any subsidiary of the Company through the applicable vesting date. The RSU awards may vest earlier upon certain terminations of Mr. Dixon’s employment within two years of a change in control of the Company or upon a change in control of the Company if the award is not continued, assumed, or substituted with equivalent awards by the successor entity. The RSU awards include dividend equivalent rights that accrue in the form of additional shares with vesting and distribution at the same time as the earned and vested underlying RSU award.

The foregoing summary description of the RSU awards does not purport to be complete and is qualified in its entirety by reference to the full text of the form of RSU award agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01. Other Events

On July 24, 2024, the Company announced that its Board of Directors authorized a new stock repurchase program of up to an additional 4,500,000 shares of the Company’s common stock on the open market, in privately negotiated transactions or otherwise. This new authorized stock repurchase program has no expiration date and may be suspended or terminated by the Company’s Board of Directors at any time. The Company now has a total stock repurchase authorization of 5,078,143 shares of the Company’s common stock as of July 24, 2024.

Item 9.01. Financial Statements and Exhibits

(d)Exhibits.

Exhibit Number	Description
10.1

Form of Employee Restricted Stock Unit Award Agreement for use with the Century Communities, Inc. 2022 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.3 to Century Communities, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 5, 2022 (File No. 001-36491)).

99.1	Press release, dated July 24, 2024, announcing Century Communities, Inc.’s results of operations and financial condition as of and for the three and six months ended June 30, 2024.
104	The cover page from this current report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2024	CENTURY COMMUNITIES, INC.

By:	/s/ J. Scott Dixon
J. Scott Dixon
Chief Financial Officer